UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            Form 8-K
                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934

 Date of Report (Date of earliest event reported) March 2, 1998




                       ARDEN REALTY, INC.
     (Exact name of registrant as specified in its charter)



   Maryland                        1-12193             95-4578533
(State or other jurisdiction     (Commission       (I.R.S. Employer
 of incorporation)                File Number)      Identification No.)


9100 Wilshire Boulevard, East Tower, Suite 700       90212
           Beverly Hills, California
   (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (310) 271-8600


Item 2.  Acquisition or Disposition of Assets

On March 2, 1998, Arden Realty, Inc. (collectively with its subsidiaries, the "Company"), acquired a portfolio of 50 primarily office and R&D/industrial properties (the "LBA Portfolio"), aggregating approximately 5.2 million rentable square feet for a purchase price of approximately $614.5 million, which was based on arm's-length negotiations. In connection with the acquisition of the LBA Portfolio, the Company also issued warrants to purchase 2.5 million shares of the Company's common stock, at a price of $29.59 per share, subject to adjustment.
The LBA Portfolio consists of 34 office properties containing approximately 3.6 million rentable square feet, 15 R&D/industrial properties containing approximately 1.5 million rentable square feet, and one retail property containing 144,225 rentable square feet, all located in Southern California.

The LBA Portfolio was purchased from AEW/LBA Acquisition Co., LLC, a California limited liability company, AEW/LBA Acquisition Co. II, LLC, a California limited liability company, Cal Portfolio VI, L.L.C., a Delaware limited liability company, and AEW/LBA Acquisition Co. IV, LLC a California limited liability company, Spectrum Huntington Center, LLC, a California limited liability company, Spectrum Chicago Avenue, LLC, a California limited liability company, Spectrum Waples Street, LLC, a California limited liability company, and Spectrum Lambert Plaza, LLC, a California limited liability company.

The Company financed this acquisition in part with: (i) $618.8 million in proceeds from its secondary offering of 23,000,000 shares of common stock (the "Offering"), (ii) $58.7 million in proceeds from its two additional offerings of 881,950 and 1,303,965 shares of common stock to institutional buyers, (iii) borrowing of $20.0 million on its line of credit from a group of banks led by Wells Fargo Bank, (iv) borrowing of $200.0 million in a mortgage note from Lehman Brothers Realty Corporation, and
(v) the issuance of 203,420 operating partnership units in Arden Realty Limited Partnership with an approximate value of $5.8 million. The balance of proceeds from the foregoing financing transactions was used to repay the Company's $300 million revolving line of credit and for working capital. The $200,000,000 mortgage note payable is secured by 40 properties in the LBA Portfolio.

Inclusive of this acquisition, the Company's portfolio consists of 127 properties comprising 16.4 million rentable square feet and 16 apartment units.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired.

       The required financial statements were filed on February
2, 1998 on Form 8-K and are herein incorporated by reference.

(b)  Pro forma financial information.

                       ARDEN REALTY, INC.

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                           (unaudited)

  The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 is presented as if the following transactions had been consummated on September 30, 1997: (i) the acquisition of properties acquired subsequent to September 30, 1997 and prior to December 30, 1997 (the "Fourth Quarter 1997 Acquired Properties") (ii) the acquisition of properties acquired from December 31, 1997 through January 31, 1998 (the "Acquired Properties"), and the LBA Portfolio; (iii) the closing of a four month, $200 million bridge loan facility (the "Bridge Facility"); and (iv) the completion of the Company's public offering of 23,000,000 shares of common stock (the "Offering") and the two additional offerings of 881,950 (the "First Unit Trust") and 1,303,965 (the "Second Unit Trust") shares of common stock.

  The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are presented as if each of the following transactions had occurred on January 1, 1996: (i) the consummation of the initial public offering (the "IPO") and related formation transactions in connection with the IPO, the prior offering in July 1997 of 13,750,000 shares of Common Stock (the "Prior Offering"), the Offering, the First Unit Trust and the Second Unit Trust; (ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); (iii) the acquisition of properties acquired between January 1, 1997 and December 30, 1997 (the "1997 Acquisitions"); (iv) the acquisition of the Acquired Properties and the LBA Portfolio; and
(v) the closing of the Bridge Facility.

  The pro forma condensed consolidated financial statements assume no refinancing of the Bridge Facility, which the Company expects will be refinanced within four months.

  The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                               ARDEN REALTY, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997

                                   (unaudited)
                                 (in thousands)
                                                           PRO FORMA ADJUSTMENTS
                                       FOURTH QUARTER                              FIRST    SECOND
                             ARDEN      1997 ACQUIRED    ACQUIRED                   UNIT     UNIT     BRIDGE      LBA
                           REALTY, INC. PROPERTIES(A)  PROPERTIES(B)  OFFERING(C)  TRUST(D) TRUST(E) FACILTY(F) PORTFOLIO(G)
ASSETS
Commercial
  properties - net            $925,539    $245,775       $154,213                                                 $619,900
Cash and cash equivalents        6,945      (4,702)        (8,781)      $618,758   $23,622  $35,055   $200,000    (590,500)
Restricted cash                  4,000          --             --             --        --       --         --          --
Rents and other receivables      3,932       4,000             --             --        --       --         --          --
Mortgage notes
   receivable - net             14,392          --             --             --        --       --         --          --
Deferred rent                    8,033          --             --             --        --       --         --          --
Prepaid financing and
   leasing costs - net          10,996          --             --             --        --       --         --          --
Prepaid expenses and
   other assets                  4,264       (650)             --             --        --       --         --          --
     Total assets             $978,101   $244,423        $145,432       $618,758   $23,622  $35,055   $200,000    $ 29,400

LIABILITY AND STOCKHOLDERS'
EQUITY

Mortgage loans payable        $180,000     57,200          83,670             --        --       --    200,000          --
Unsecured lines of credit       45,900    135,000          61,024             --        --       --         --      20,000
Account payable and
   accrued expenses             17,013         --              --             --        --       --         --          --
Security deposits                5,986         --              --             --        --       --         --          --
Dividends payable               14,177         --              --             --        --       --         --          --
   Total liabilities           263,076    192,200         144,694             --        --       --    200,000      20,000
Minority interest               47,178     52,223             738             --        --       --         --       5,800

Stockholders' equity:
  Common stock                     354         --              --            230         9       13         --          --
  Additional paid-in capital   667,493         --              --        618,528     23,613  35,042         --       3,600
Retained earnings                   --         --              --             --        --       --         --          --
   Total stockholders' equity  667,847         --              --        618,758     23,622  35,055         --       3,600
   Total liabilities and
   stockholders' equity       $978,101   $244,423        $145,432       $618,758    $23,622 $35,055   $200,000     $29,400

                                                         ARDEN
                                                         REALTY, INC.
                                           OTHER(H)      PRO FORMA
ASSETS
Commercial properites - net                              $1,945,427
Cash and cash equivalents                 $(261,924)         18,473
Restricted cash                                  --           4,000
Rents and other receivables                      --           7,932
Mortgage notes receivable - net                  --          14,392
Deferred rent                                    --           8,033
Prepaid financing and
   leasing costs - net                           --          10,996
Prepaid expenses and
   other assets                                  --           3,614
   Total assets                           $(261,924)     $2,012,867

LIABILITIES AND STOCKHOLDERS'
EQUITY

Mortgage loans payable                           --      $  520,870
Unsecured lines of credit                  (261,924)             --
Accounts payable and
   accrued expenses                              --          17,013
Security deposits                                --           5,986
Dividends payable                                --          14,177
   Total liabilties                        (261,924)        558,046
Minority interest                                --         105,939

Stockholders' equity:
  Common stock                                   --             606
  Additoinal paid-in capital                     --       1,348,276
Retained earnings                                --              --
  Total Stockholders' equity                     --       1,348,882
  Total liabilities and
    stockholders' equity                   (261,924)     $2,012,867

                            ARDEN REALTY, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                (unaudited)
                   (in thousands, except per share data)

                                                       Pro Forma Adjustments
                                           Pre-Acquisition  Acquired
                                               Period      Properties
                                 Arden      for the 1997     and LBA        Other      Arden Realty,
                              Realty, Inc. Acquisitions(J) Portfolio(K)  Adjustments  Inc. Pro Forma

REVENUE
  Rental                       $80,740       $40,756         $52,000       $1,518(L)    $175,014
  Tenant reimbursements          3,593         2,269           2,930          --           8,792
  Parking, net of expenses       5,267         1,681           1,585          --           8,533
  Other                          1,451           300             461          --           2,212
                                91,614        45,006          56,976        1,518        194,551
Other income                       563            --              --        1,685(M)       2,248
  Total revenue                 91,614        45,006          56,976        3,203        196,799

EXPENSES
  Property expenses             29,175        14,403          20,528        2,676(N)      66,782
  REIT general and
   administrative                2,828            --              --          922(O)       3,750
  Interest                      13,723            --              --       10,664(P)      24,387
  Loss on valuation of
    derivative                   3,111            --              --           --          3,111
  Depreciation and
     amortization               13,261            --              --       19,221(Q)      32,482
Total expenses                  62,098        14,403          20,528       33,483        130,512

Income before minority
     interest                   29,516        30,603          36,448      (30,280)        66,287
Minority interest               (3,105)       (1,308)(S)          --         (924)(R)     (5,337)
Net income                     $26,411       $29,295         $36,448     $(31,204)      $ 60,950

Weighted average common
   shares outstanding           25,440                                     60,629

Net income per
   common share                  $1.04                                      $1.01

Supplemental net income per share
  reflecting the pro forma effects
  solely of the Offering, the First
  Unit Trust, Second Unit Trust
  and the acquisition of the LBA
  Portfolio(U)                                                              $1.09


                          See accompanying notes

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (unaudited)
                      (in thousands, except per share data)

                                                         PRO FORMA ADJUSTMENTS
                          ARDEN         ARDEN     NET LOSS OF
                        REALTY, INC. PREDECESSORS NONCOMBINED
                        CONSOLIDATED   COMBINED    ENTITIES    PRE-ACQUISITION                     ACQUIRED
                        OCT.9,1996   JAN.1,1996   JAN.1,1996       PERIOD FOR                     PROPERTIES                ARDEN
                             TO          TO           TO            THE 1996        1997           AND LBA       OTHER    REALTY,INC
                        DEC.31,1996  OCT.8,1996   OCT.8,1996    ACQUISITIONS(I) ACQUISITIONS(J) PORTFOLIO(K) ADJUSTMENTS  PRO FORMA
REVENUE
 Rental                    $17,041     $32,287     $12,828        $23,095          $72,422          $60,492   $4,837(L)    $223,002
 Tenant reimbursements         803       2,031         243            733            3,400            4,343       --         11,553
 Parking, net of
   expenses                  1,215       3,692         846          1,161            2,961            2,026       --         11,901
  Other                        375       1,125         357            606              562              662       --          3,687
                            19,434      39,135      14,274         25,595           79,345           67,523    4,837        250,143
  Other income                 138       1,330          --             --               --               --    1,002(M)       2,470
Total revenue               19,572      40,465      14,274         25,595           79,345           67,523    5,839        252,613

EXPENSES
 Property expenses           6,005      14,224       6,053         11,449           26,569           24,581    3,961(N)      92,842
 General and
   administrative              753       1,758          --             --               --               --    2,489(O)       5,000
 Interest                    1,280      24,521       7,356             --               --               --      (39)(P)     33,118
 Depreciation and
   amortization              3,108       5,264       2,705             --               --               --   31,146(Q)      42,223
Total expenses              11,146      45,767      16,114         11,449           26,569           24,581   37,557        173,183

Equity in net(los) of
 noncombined entities           --        (336)        336             --               --               --       --             --
Income (loss) before
 minority interest and
 extraordinary items         8,426      (5,638)     (1,504)        14,146           52,776           42,942  (31,718)        79,430
Minority interest             (993)        721        (721)            --           (1,725)(S)           --   (3,747)(R)     (6,465)

Income (loss) before
 extraordinary items         7,433      (4,917)     (2,225)        14,146           51,051           42,942  (35,465)        72,965

Extraordinary (loss) gain
 on early extinguishment
 of debt, net of
 minority interests share  (13,105)      1,877          --             --               --               --   11,228(T)          --
Net (loss) income         $ (5,672)    $(3,040)    $(2,225)       $14,146          $51,051          $42,942 $(24,237)       $72,965


Weighted average common
 shares iutstanding         21,680                                                                                           60,615
Net (loss) income per
 common share             $  (0.26)                                                                                           $1.20

Supplemental net income
 per share reflecting
 the pro forma effects
 solely of the Offering,
 the First Unit Trust, the
 Second Unit Trust and the
 acquisition of the LBA
 Portfolio (U)                                                                                                                $ .29


                             See accompanying notes.

                       ARDEN REALTY, INC.
 NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           (unaudited)

1.    ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

  The adjustments to the Pro Forma Condensed Consolidated Balance
Sheet as of September 30, 1997 are as follows:

A. Acquisition of the Fourth Quarter 1997 Acquired Properties with $5,352,000 of cash and deposits, a $4,000,000 receivable, proceeds of $57,200,000 from mortgage loans payable and $135,000,000 from the unsecured lines of credit, and the issuance of 822,400 operating partnership units with an approximate value of $24,723,000. The Company purchased a 75% interest in World Savings Center and has an option to purchase the remaining 25% interest beginning on March 15, 1998.

  Purchase price and actual and estimated additional closing costs of the Fourth Quarter 1997 Acquired Properties are as follows:

Fourth Quarter 1997 Acquired Properties      Purchase Price

Northpoint                                    $  21,900,000
145 South Fairfax                                 7,400,000
Bernardo Regency                                  6,550,000
Thousand Oaks Portfolio                          35,100,000
City Centre                                      33,300,000
Wilshire Pacific Plaza                           15,500,000
Glendale Corporate Center                        15,325,000
World Savings Center*                            83,200,000
   Total**                                     $218,275,000

* Represents the Company's 75% interest plus additional acquisition costs. ** Including the consolidated 25% minority interest in the World
   Savings  Center, additions to Commercial Properties-net totaled
   $245,775,000

B. Acquisition of the Acquired Properties with $8,781,000 of cash, proceeds of $83,670,000 from mortgage loans payable and $61,024,000 from the unsecured lines of credit.

  Purchase price and actual and estimated additional closing costs of the Acquired Properties are as follows:

Acquired Properties           Purchase Price
9201 Sunset                   $  28,800,000
Activity Business Center         14,900,000
Sunset Pointe Plaza               8,475,000
9100 Wilshire                    65,100,000
Westlake Gardens                  7,300,000
1100 Glendon*                    28,900,000
   Total**                    $ 153,475,000

* Represents the Company's 97.5% interest plus additional closing costs. ** Including the consolidated 2.5% minority interest in 1100
   Glendon,  additions  to  Commercial Properties  -  net  totaled
   $154,213,000.

C. Sale of 23,000,000 shares of common stock at $28.3125 per share in the Offering.

Gross proceeds from Offering               $   651,187,500
Costs associated with the Offering             (32,430,000)
                                           $   618,757,500

Par value of common stock                  $       230,000
Additional paid in capital on
   proceeds from sale of common stock          618,527,500
                                           $   618,757,500

D. Sale of 881,950 shares of common stock at $28.3125 per share, net of approximately $1,348,000 of offering costs and underwriting discounts.

E. Sale of 1,303,965 shares of common stock at $28.375 per share, net of approximately $1,945,000 of offering costs and underwriting discounts.

F. Closing of a $200,000,000 Bridge Facility in connection with acquisition of the LBA Portfolio.

G. Acquisition of the LBA Portfolio for approximately $619,900,000, including estimated closing costs of $1,800,000 and the issuance of warrants to purchase 2.5 million shares of the Company's Common Stock at an exercise price of $29.59, subject to adjustment, for an approximate value of $3,600,000 million, with proceeds from the Offering, the First Unit Trust, Second Unit Trust and Bridge Facility.

H. Repayment of the unsecured lines of credit with proceeds from the Offering, First Unit Trust and Second Unit Trust.

2.ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

  The pro forma adjustments reflected in the Pro Forma Condensed
Consolidated Statements of Operations for the nine months ended
September 30, 1997 and the year ended December 31, 1996 are set forth below:

I. Represents the pre-acquisition period for the 17 properties acquired in 1996.

                                       1996 ACQUISITIONS
                              FOR THE YEAR ENDED DECEMBER 31, 1996

                        400                    Imperial  100     12501            10351            Grand
                       Corporate 5832   9665     Bank    West   Imperial   303    Santa    2730    Avenue
                        Pointe   Bolsa Wilshire  Tower  Broadway Highway Glenoaks Monica Wilshire  Plaza

Revenue
 Rental                   $390   $80    $548    $1,351  $1,554   $1,387   $1,980  $1,134  $  960     $--
 Tenant reimbursement      103    --      19        29     107       40       48      11      --      --
 Parking, net of expenses   28    10      58       124      88       66      129      99      43      --
 Other                      23    --      32        15      74        4      138       7      12      --
   Total revenues          544    90     657     1,519   1,823    1,497    2,295   1,251   1,051      --
 Property expenses         123     8     203       574     581      578      956     551     451      --
 Excess of revenue over
    certain expenses      $421   $82    $454    $  945  $1,242   $  919   $1,339  $  700  $  564     $--

                           Burbank
                           Executive
                           Plaza and                 Los
                          California               Angeles   5200    Sumitomo  10350
                            Federal     Center    Corporate   West      Bank   Santa
                           Building    Promenade    Center   Century  Building Monica  Total

Revenue
 Rental                    $2,156       $2,097     $5,882    $1,021    $1,926   $629   $23,095
 Tenant reimbursement          --           51        128       115        79      3       733
 Parking, net of expenses     164           --         --        40       254     58     1,161
 Other                         --           --        288         2         9      2       606
  Total revenues            2,320        2,148      6,298     1,178     2,268    692    25,595
Property expenses             976          982      2,881     1,188     1,070    327    11,449
Excess of revenue over
 certain expenses          $1,344       $1,166     $3,417    $  (10)   $1,198   $365   $14,146


J.    Represents the actual pre-acquisition results for the 1997 Acquisitions:

                      The 1997 Acquisitions
              For the Year Ended December 31, 1996
                                           Whittier
                                           Financial
                                           Clarendon
                                           Crest, and                 Noble     South
                             535   Santa   California     6800     Professional  Bay     8383    Parkway
                            Brand  Monica  Twin Centre  Owensmouth     Center   Centre  Wilshire  Center
Revenue
 Rental                     $707   $1,455    $5,580        $532         $794    $2,691   $6,628   $  911
 Tenant reimbursements        74       57       225          26            5       143       --       92
 Parking, net of expenses     90      136       228          --           51        --      832       --
 Other                        --        2        15           5           --        26       31       --
  Total revenues             871    1,650     6,048         563          850     2,860    7,491    1,003
Property expenses            459      417     1,757         485          347     1,270    2,876      276
Excess of revenue
 over certain expenses      $412   $1,233    $4,291        $ 78         $503    $1,590   $4,624   $  727

                                                1000
                                             Town Center
                               Centerpointe       and
                                La Palma     Mariner Court
Revenue
  Rental                         $ 9,222         $3,798
  Tenant reimbursements              797             93
  Parking, net of expenses             9             --
  Other                               38             --
    Total revenues                10,066          3,891
Property expenses                  2,834          1,350
Excess of revenue over
  certain expenses               $ 7,232         $2,541

                                                     Harbor          Carlsberg          South Bay
                           Pacific   Crown   299    Corporate  1821  Corporate   120    Technology
                         Gateway II  Cabot  Euclid   Center    Dyer    Center  Spalding  Center
Revenue
 Rental                    $3,355    $3,002   $--     $776     $593   $1,679     $693    $  985
 Tenant reimbursements         87        71    --       --      133       30       55        25
 Parking, net of expenses      --        --    --       --       --       61       46        --
 Other                        144        41    --        5       --       19        8         1
   Total revenues           3,586     3,114    --      781      726    1,789      802     1,011
Property expenses           1,205       897    --      246       92      713      429       371
Excess of revenue over
  certain expenses         $2,381    $2,217   $--     $535     $634   $1,076     $373    $  640

                            1370                Foremost                  145
                           Valley  Renaissance Professional               South   Bernardo
                            Vista     Court       Center     Northpoint  Fairfax  Regency
Revenue
  Rental                   $1,322    $1,422       $856         $2,809     $1,012   $ 666
  Tenant reimbursements       116        46         12            229         45      12
  Parking, net of expenses     --        --          5            172         51      --
  Other                        --        --         --             --         --      --
    Total revenues          1,449     1,468        873          3,210      1,108     678
Property expenses             537       296        144          1,073        400     191
Excess of revenue over
  certain expenses         $  912    $1,172       $729         $2,137     $  708   $ 487

                                                Glendale
                                                Corporate
                            Thousand            Center and     World
                              Oaks      City     Wilshire    Savings
                          Portfolio(1) Centre  Pacific Plaza  Center   Total
Revenue
 Rental                      $3,165    $3,366      $2,895     $11,497  $72,422
 Tenant reimbursements           --       409         134         484    3,400
 Parking, net of expenses        --        --         302         978    2,961
 Other                            4       160          63          --      562
  Total revenues              3,169     3,935       3,394       12,959  79,345
Property expenses               720     1,578       1,504       4,111   26,569
Excess of revenue over
  certain expenses           $2,449    $2,357      $1,890     $ 8,848  $52,776

  (1)    One of the six properties in the portfolio is included
                    only as of July 18, 1996.

         Pre-Acquisition Period of the 1997 Acquisitions
          For the Nine Months Ended September 30, 1997

                                           Whittier
                                           Financial
                                           Clarendon
                                  10780    Crest, and                   Noble      South
                           535    Santa     California    6800       Professional   Bay    8383     Parkway
                          Brand   Monica   Twin Centre   Owensmouth    Center     Centre  Wilshire  Center
Revenue
 Rental                    $147    $402      $1,265        $153          $266      $764   $2,459     $410
 Tenant reimbursements        3       4          51           1             1        32       --       22
 Parking, net of expenses    14      38          58          --            --        --      344       --
 Other rental operations     --      --           3          --            --         3       32       --
    Total revenues          164     444       1,377         154           267       799    2,835      432
Property expenses            98     120         395         121           129       304    1,127       88
Excess of revenue over
 certain expenses          $ 66    $324        $982         $33          $138      $495   $1,708     $344

                                                   1000
                                                Town Center
                             Centerpointe            and
                              La Palma          Mariner Court
Revenue
  Rental                       $3,712            $2,196
  Tenant reimbursements           356                59
  Parking, net of expenses          4                 5
  Other rental operations          69                 2
    Total revenues              4,141             2,262
Property expenses               1,020               759
Excess of revenue over         $3,121            $1,503
 certain expenses

                                                        Habor         Carlsberg         South Bay
                             Pacific   Crown    299    Corporate 1821 Corporate  120    Technology
                            GatewayII  Cabot   Euclid   Center   Dyer  Center  Spalding   Center
Revenue
 Rental                      $1,973    $1,871   $--     $419     $371    $958   $435      $784
 Tenant reimbursements          117        58    --       --       77      28     26        22
 Parking, net of expenses        --        --    --       --       --      32     29        --
 Other                           10         5    --       --       --      10      7         1
   Total revenues             2,100     1,934    --      419      448   1,028    497       807
Property expenses               692       507    --      153       59     322    209       219
Excess of revenue over
  certain expenses           $1,408    $1,408   $--     $266     $389   $ 706   $288      $588

                             1370               Foremost                  145
                            Valley Renaissance Professional              South   Bernardo
                             Vista    Court       Center     Northpoint  Fairfax  Regency
Revenue
 Rental                     $  736    $644        $761         $2,301      $748  $518
 Tenant reimbursements         308      26           5            235        58     6
 Parking, net of expenses       --      --          --            159        35    --
 Other                           2       1           3              1         1    --
   Total revenues            1,046     671         769          2,696       842   524
Property expenses              359     261         143            833       302   159
Excess of revenue over
  certainexpenses           $  687    $410        $626         $1,863      $540  $365

                                                  Glendale
                                                  Corporate
                           Thousand              Center and     World
                              Oaks      City       Wilshire    Savings
                           Portfolio    Centre   Pacific Plaza  Center  Total
Revenue
 Rental                    $3,221       $2,709     $1,813       $8,720  $40,756
 Tenant reimbursements         --          272        160          342    2,269
 Parking, net of expenses      --           --        211          752    1,681
 Other                          5          144          1           --      300
   Total revenues           3,266        3,125      2,185        9,814   45,006
Property expenses             692        1,110        894        3,328   14,403
Excess of revenue over
  certain expenses         $2,534       $2,015     $1,291       $6,486  $30,603

 K.   Represents the actual results for the Acquired Properties
                       and LBA Portfolio.

              Acquired Properties and LBA Portfolio
              For the Year Ended December 31, 1996

                                     Activity  Sunset
                            9201     Business  Pointe   9100    Westlake   1100       LBA
                            Sunset    Center   Plaza   Wilshire  Gardens  Glendon  Portfolio  Total
Revenue
 Rental                     $3,357    $1,489   $870     $4,690     --      $3,421   $46,665  $60,492
 Tenant reimbursements          20        59      6        112     --         308     3,838    4,343
 Parking, net of expenses      661        --     --        813     --         342       210    2,026
 Other                           5        --      7         --     --          42       608      662
   Total revenues            4,043     1,548    883      5,615     --       4,113    51,321   67,523
Property expenses            1,332       253    324      2,666     --       1,608    18,398   24,581
Excess of revenue
  over certain expenses     $2,711    $1,295   $559     $2,949     --      $2,505   $32,923  $42,942

              Acquired Properties and LBA Portfolio
          For the Nine Months Ended September 30, 1997

                                    Activity  Sunset
                             9201   Business  Pointe   9100    Westlake  1100     LBA
                            Sunset    Center   Plaza  Wilshire  Gardens Glendon Portfolio  Total
Revenue
 Rental                     $2,790   $1,205    $796    $3,846      --    $2,835  $40,525   $52,000
 Tenant reimbursements          27       48       4        64      --        --    2,787     2,930
 Parking, net of expenses      554       --      --       744      --        --      287     1,585
 Other                          12        6       4        13      --        16      410       461
   Total revenues            3,383    1,259     804     4,667      --     2,851   44,012    56,976
Property expenses            1,142      196     253     1,822      --     1,278   15,837    20,528
Excess of revenue over
   certain expenses         $2,241   $1,063    $551    $2,845      --    $1,573  $28,175   $36,448

                                             NINE MONTHS ENDED   YEAR ENDED
                                            SEPTEMBER 30, 1996  DECEMBER 31, 1997
L.  Increase in rental revenue:
    Increase in rental revenue to adjust the
    1996 Acquisitions and the 1997
    Acquisitions to straightline rental
    revenue calculated as though the
    properties were purchased at
    January 1, 1996                            $   1,073     $    2,792

    Increase in rental revenue to adjust the
    Acquired Properties and LBA Portfolio to
    straightline rental revenue calculated
    as though the properties were acquired at
    January 1, 1996.                                 445         2,045
   Net increase in rental Revenue                 $1,518      $  4,837

M.  Increase in other income:
    Decrease in other income to eliminate
    nonrecurring construction fees
    which would not have been realized by the
    Company and certain management fees that
    will not be earned.                               --      $ (1,253)

    Increase in other income relating to
    interest income from the mortgage notes
    receivable                                  $  1,123      $  1,506

    Increase in other income relating to the
    amortization of the discount on
    the mortgage notes receivable                    344           459

   Increase in interest income related to
   the note receivable from Forest City              218           290

   Net increase in other income                   $1,685        $1,002

N.  Increase in property general and
        administrative expenses
    Increase in property general and
    administrative expenses related to
    additional property payroll costs
    relating to the 1997 Acquisitions
    for the nine months ended September 30,
    1997 and the 1996 Acquisitions
    and 1997 Acquisitions for the year ended
    December 31, 1996                             $1,027         $1,762


  Increase in property general and administrative
  expenses related to additional property payroll
  costs relating to Acquired Properties and the
  LBA Portfolio for the nine months ended
  September 30, 1997 and year ended
  December 31, 1996.                               1,649          2,199
  Net increase in property general and
   administrative expenses                        $2,676         $3,961

  O.Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.

                                           NINE MONTHS ENDED      YEAR ENDED
                                          SEPTEMBER 30, 1997 DECEMBER 31, 1996

 P.  Increase (decrease) in interest expense:
     Decrease in interest expense due to
     repayment of mortgage loans and
     lines of credit.                            $(13,723)        $(33,157)

     Increase in interest expense related
     to increases in secured mortgage
     loans and the closing of the Bridge
     Facility with fixed and variable
     interest rates ranging from
     7% to 9.21%                                   23,937           31,865

    Increase in amortization of finance
    costs related to the lines of credit
    and mortgage loans payable.                       450            1,253

    Net increase (decrease) in interest
       expense                                  $  10,664           $  (39)


Q.  Increase in depreciation expense:

 Increase in depreciation expense to reflect
 a full nine months of depreciation for the
 1997 Acquisitions for the nine months ended
 September 30, 1997 and a full year of
 depreciation for the 1996 Acquisitions and
 1997 Acquisitions for the year ended
 December 31, 1996, utilizing a 40 year useful
 life for buildings and a 10 year useful
 life for improvements.                          $  7,919        $  15,947

 Increase in depreciation expense to reflect a full
 nine months of depreciation for the Acquired
 Properties and LBA Portfolio for the nine months
 ended September 30, 1997 and year ended December 31,
 1996 utilizing a 40 year useful life for buildings
 and a 10 year useful life for improvements.         11,302         15,069


 Increase in depreciation due to the fair value
 of consideration paid in excess of book value
 of interests in properties acquired from
 nonaffiliates in connection with the completion
 of the IPO.                                            --             130

 Net increase in depreciation expense             $  19,221      $  31,146

R. To reflect adjustment for minority interest of 6.2% and 6.1% for the nine months ended September 30, 1997 and year ended
 December 31, 1996, respectively, in the Operating Partnership.

S.  To reflect Forest City's 25% interest in World Savings Center.

T.  To eliminate net extraordinary loss related to early extinguishment of debt.

U.  Additional pro forma net income per share information is included below.

 The following table sets forth the pro forma effects of solely the Offering, the First Unit Trust, the Second Unit Trust, and
the purchase of the LBA Portfolio (in thousands, except per share data):

                                   NINE MONTHS ENDED   YEAR ENDED
                                   SEPTEMBER 30, 1997 DECEMBER 31, 1996

  Historical net income                    $26,411        $(5,672)
  Arden Predecessors combined net loss          --         (3,040)
  Pro forma net income of the LBA Portfolio,
  net of interest expense from the Bridge
  Facility                                  18,200         19,623
                                            44,611         10,911

  Common Stock outstanding, on a
     historical basis                       25,440         21,680
  Common Stock issued in the
  Offering, the First Unit Trust
  and Second Unit Trust to
   purchase the LBA Portfolio               15,477         15,477
                                            40,917         37,157
  Net income per share reflecting
  the pro forma effects of the Offering, the
  First Unit Trust and Second Unit Trust
  and purchase of the LBA Portfolio          1.09             .29


(c)  Exhibits.

 10.1 Agreement for Purchase and Sale by and among AEW/LBA Acquisition Co., LLC, a California limited liability company, AEW/LBA Acquisition Co. II, LLC, a California limited liability company, Cal Portfolio VI, L.L.C., a Delaware limited liability company, AEW/LBA Acquisition Co. IV, LLC, a California limited liability company, Spectrum Huntington Center, LLC, a California limited liability company, Spectrum Chicago Avenue, LLC, a California limited liability company, Spectrum Waples Street, LLC, a California limited liability company, Spectrum Lambert Plaza, LLC, a California limited liability company, and Arden Realty, Inc., a Maryland corporation.

10.2       Closing Agreement dated March 2, 1998.

10.3 Warrant Agreement dated as of March 2, 1998 by and among Arden Realty, Inc., a Maryland corporation and AEW/LBA
           Acquisition Co. II, LLC, a California limited liability company.

23.1       Consent of independent auditors.

                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         ARDEN REALTY, INC.


Date:     March 16, 1998           By:  /s/ Diana M. Laing
                                       Diana M. Laing
                                       Executive Vice President,
                                       Chief Financial Officer